UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

LatAmGrowth SPAC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14A(i)(1) and 0-11.

LATAMGROWTH SPAC

A Cayman Islands Exempted Company

Pedregal 24, 8th Floor

Molino del Rey,

11000, Mexico City, Mexico

NOTICE OF EXTRAORDINARY GENERAL MEETING

To Be Held at 10:00 a.m. E.S.T. on [●], 2023

TO THE SHAREHOLDERS OF LATAMGROWTH SPAC:

You are cordially invited to attend the extraordinary general meeting (the “Extraordinary General Meeting”) of LATAMGROWTH SPAC (“we,” “us,” “our” or the “Company”) to be held at the offices of Shearman & Sterling LLP, located at 800 Capitol Street, Suite 2200, Houston, Texas 77002 and virtually via the Internet at 10:00 a.m. E.S.T. on [●], 2023, or at such other time, on such other date and at such other place to which the Extraordinary General Meeting may be postponed or adjourned. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting [web page]. If you do not have Internet capabilities, you can listen to the Extraordinary General Meeting by phone dialing +1 800-450-7155 (toll-free) within the U.S. and Canada or +1 857-999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted enter the pin number [PIN]. This option is listen-only, and you will not be able to vote or enter questions during the Extraordinary General Meeting if you choose to participate telephonically. The accompanying proxy statement (the “Proxy Statement”) is dated [●], 2023, and is first being mailed to shareholders of the Company on or about [●], 2023. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals:

Proposal No. 1 – The Charter Amendment Proposal – to permit the Company to liquidate and wind up early (the “Early Liquidation”) by approving, as a special resolution, the amendment of the Company’s amended and restated memorandum and articles of association (as may be amended from time to time, the “Charter”) to (i) advance the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “business combination”) from November 27, 2023 (the “Current Termination Date”) to [●], 2023 (such date, the “Early Termination Date”) and (ii) allow the Company to remove up to $100,000 of interest earned on the amount on deposit in the Trust Account (as defined below) prior to redeeming the Public Shares in connection with the Extraordinary General Meeting in order to pay dissolution expenses of the Company (the “Charter Amendment Proposal”);

Proposal No. 2 – The Trust Amendment Proposal – to approve, as a special resolution, as provided in Annex B to the accompanying Proxy Statement, Amendment No. 2 (the “Trust Amendment”) to the Investment Management Trust Agreement, dated January 24, 2022 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company to remove up to $100,000 of interest earned on the amount on deposit in the trust account established by the Trust Agreement (“Trust Account”) prior to redeeming the Public Shares in connection with the Extraordinary General Meeting in order to pay dissolution expenses of the Company (the “Trust Amendment Proposal”); and

Proposal No. 3 – The Adjournment Proposal – to approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the Proposals (the “Adjournment Proposal”).

Each of the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal (collectively, the “Proposals”) is more fully described in the accompanying Proxy Statement.

The purpose of the Charter Amendment Proposal is to allow the Company to return the proceeds of its initial public offering, which were deposited in the Trust Account established for the benefit of the holders (“Public Shareholders”) of Class A Ordinary Shares initially included in the units sold as part of the initial public offering (the “Public Shares”), to its Public Shareholders earlier than currently contemplated under the Charter and enable Public Shareholders to recover their investment without having to wait for approximately another three months to do so. The approval of each of the Charter Amendment Proposal and the Trust Amendment Proposal is a condition to implementing the Early Liquidation. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Company will file an amendment to the Charter substantially in the form of Annex A and will effect the Early Liquidation as soon as practicable after the Extraordinary General Meeting.

 The purpose of the Trust Amendment Proposal is to allow the Company to remove up to $100,000 of interest earned on the amount on deposit in the Trust Account prior to redeeming the Public Shares in connection with the Extraordinary General Meeting in order to pay dissolution expenses of the Company. The approval of each of the Charter Amendment Proposal and the Trust Amendment Proposal is a condition to implementing the Early Liquidation. If the Trust Amendment Proposal and the Charter Amendment Proposal are approved, Trust Agreement will be amended substantially in the form of Annex B and we will effect the Early Liquidation as soon as practicable after the Extraordinary General Meeting.

In connection with the Charter Amendment Proposal, shareholders may elect to redeem their Public Shares (the “Election”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding Public Shares. The Election can be made regardless of whether Public Shareholders vote “FOR” or “AGAINST” the Charter Amendment Proposal and the Election can also be made by Public Shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Public shareholders may make the Election regardless of whether such Public Shareholders were holders as of the record date (as defined below). Public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not consummated our initial business combination by the Early Termination Date or, if the Early Liquidation does not occur, the Current Termination Date. In addition, regardless of whether Public Shareholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Early Termination is not implemented and a Public Shareholder does not make the Election, they will retain the right to vote on any proposed initial business combination in the future and the right to redeem their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of such initial business combination, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any, divided by the number of then-outstanding Public Shares, in the event a proposed business combination is consummated.

We are not asking you to vote on any proposed business combination at this time. If we enter into a definitive agreement relating to a business combination, we intend to file (i) promptly thereafter a current report on Form 8-K with information about the business combination, and (ii) in due course a separate proxy statement or proxy statement/prospectus pursuant to which we will seek approval of the business combination, among other things, at a separate extraordinary general meeting. We urge you to vote at the Extraordinary General Meeting regarding the Early Liquidation.

Based upon the amount in the Trust Account as of [●], 2023, which was approximately $[●], we anticipate that the per-share price at which Public Shares will be redeemed for a pro rata portion of the funds held in the Trust Account will be approximately $[●] at the time of the Extraordinary General Meeting. The closing price of the Public Shares on the Nasdaq on [●], 2023, the record date, was $[●]. We cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON [●], 2023 (TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY (OUR “TRANSFER AGENT”) OR TO TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO OUR TRANSFER AGENT ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/ WITHDRAWAL AT CUSTODIAN), AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE IN THE ACCOMPANYING PROXY STATEMENT.

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The Adjournment Proposal, if adopted, will allow our board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. Notwithstanding the order of the resolutions on the notice to the Extraordinary General Meeting, the Adjournment Proposal may be presented first to our shareholders if, based on the tabulated vote collected at the time of the Extraordinary General Meeting, there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal.

If the Charter Amendment Proposal is not approved and we do not consummate our initial business combination by the Current Termination Date, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B ordinary shares (the “founder shares” and, together with the Public Shares, the “shares” or “ordinary shares”), including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

The approval of the Charter Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

The approval of the Trust Amendment Proposal requires the affirmative vote of holders of sixty-five (65%) of the votes cast of the then outstanding ordinary shares that attend and vote at the Extraordinary General Meeting.

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Our board has fixed the close of business on [●], 2023 (the “record date”) as the record date for determining the shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the ordinary shares on the record date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof.

After careful consideration of all relevant factors, our board has determined that the Charter Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

No other business is proposed to be transacted at the Extraordinary General Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Proposals and the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to read this material carefully and vote your ordinary shares.

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[●], 2023

By Order of the Board of Directors
/s/ Gerard Cremoux
Gerard Cremoux, Chief Executive Officer
(Principal Executive Officer)

Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary General Meeting. If you are a shareholder of record, you may also cast your vote at the Extraordinary General Meeting by virtual means as provided in the accompanying Proxy Statement). If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank (by virtual means as provided in the accompanying Proxy Statement). Your failure to vote or instruct your broker or bank how to vote will mean that your ordinary shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

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LATAMGROWTH SPAC

A Cayman Islands Exempted Company

Pedregal 24, 8th Floor

Molino del Rey,

11000, Mexico City, Mexico

EXTRAORDINARY GENERAL MEETING

To Be Held On [●], 2023

PROXY STATEMENT

The extraordinary general meeting (the “Extraordinary General Meeting”) of LatAmGrowth SPAC (“we,” “us,” “our” or the “Company”) will be held at the offices of Shearman & Sterling LLP, located at 800 Capitol Street, Suite 2200, Houston, Texas 77002 and virtually via the Internet at 10:00 a.m. E.S.T. on [●], 2023, or at such other time, on such other date and at such other place to which the Extraordinary General Meeting may be postponed or adjourned. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting [web page]. If you do not have Internet capabilities, you can listen to the Extraordinary General Meeting by phone dialing +1 800- 450-7155 (toll-free) within the U.S. and Canada or +1 857- 857-999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted enter the pin number [PIN] . This option is listen-only, and you will not be able to vote or enter questions during the Extraordinary General Meeting if you choose to participate telephonically. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals:

Proposal No. 1 – The Charter Amendment Proposal – to permit the Company to liquidate and wind up early (the “Early Liquidation”) by approving, as a special resolution, the amendment of the Company’s amended and restated memorandum and articles of association (as may be amended from time to time, the “Charter”) to (i) advance the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “business combination”) from November 27, 2023 (the “Current Termination Date”) to [●], 2023 (such date, the “Early Termination Date”) and (ii) allow the Company to remove up to $100,000 of interest earned on the amount on deposit in the Trust Account (as defined below) prior to redeeming the Public Shares in connection with the Extraordinary General Meeting in order to pay dissolution expenses of the Company (the “Charter Amendment Proposal”);

Proposal No. 2 – The Trust Amendment Proposal – to approve, as a special resolution, as provided in Annex B to the accompanying Proxy Statement, Amendment No. 2 (the “Trust Amendment”) to the Investment Management Trust Agreement, dated January 24, 2022 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company to remove up to $100,000 of interest earned on the amount on deposit in the trust account established by the Trust Agreement (“Trust Account”) prior to redeeming the Public Shares in connection with the Extraordinary General Meeting in order to pay dissolution expenses of the Company (the “Trust Amendment Proposal”); and

Proposal No. 3 – The Adjournment Proposal – to approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the Proposals (the “Adjournment Proposal”).

The purpose of the Charter Amendment Proposal is to allow the Company to return the proceeds of its initial public offering, which were deposited in the Trust Account established for the benefit of the holders (“Public Shareholders”) of Class A Ordinary Shares initially included in the units sold as part of the initial public offering (the “Public Shares”), to its Public Shareholders earlier than currently contemplated under the Charter and enable Public Shareholders to recover their investment without having to wait for approximately another three months to do so. The approval of each of the Charter Amendment Proposal and the Trust Amendment Proposal is a condition to implementing the Early Liquidation. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Company will file an amendment to the Charter substantially in the form of Annex A and will effect the Early Liquidation as soon as practicable after the Extraordinary General Meeting.

 The purpose of the Trust Amendment Proposal is to allow the Company to remove up to $100,000 of interest earned on the amount on deposit in the Trust Account prior to redeeming the Public Shares in connection with the Extraordinary General Meeting in order to pay dissolution expenses of the Company. The approval of each of the Charter Amendment Proposal and the Trust Amendment Proposal is a condition to implementing the Early Liquidation. If the Trust Amendment Proposal and the Charter Amendment Proposal are approved, Trust Agreement will be amended substantially in the form of Annex B and we will effect the Early Liquidation as soon as practicable after the Extraordinary General Meeting.

In connection with the Charter Amendment Proposal, shareholders may elect to redeem their Public Shares (the “Election”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with our IPO (the “Trust Account”), including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding Public Shares. The Election can be made regardless of whether Public Shareholders vote “FOR” or “AGAINST” the Charter Amendment Proposal and the Election can also be made by Public Shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Public shareholders may make the Election regardless of whether such Public Shareholders were holders as of the record date (as defined below). Public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not consummated our initial business combination by the Early Termination Date or, if the Early Liquidation does not occur, the Current Termination Date. In addition, regardless of whether Public Shareholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Early Termination is not implemented and a Public Shareholder does not make the Election, they will retain the right to vote on any proposed initial business combination in the future and the right to redeem their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of such initial business combination, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any, divided by the number of then-outstanding Public Shares, in the event a proposed business combination is consummated.

We are not asking you to vote on any proposed business combination at this time. If we enter into a definitive agreement relating to a business combination, we intend to file (i) promptly thereafter a current report on Form 8-K with information about the business combination, and (ii) in due course a separate proxy statement or proxy statement/prospectus pursuant to which we will seek approval of the business combination, among other things, at a separate extraordinary general meeting. We urge you to vote at the Extraordinary General Meeting regarding the Early Liquidation.

Based upon the amount in the Trust Account as of [●], 2023, which was approximately $[●], we anticipate that the per-share price at which Public Shares will be redeemed for a pro rata portion of the funds held in the Trust Account will be approximately $[●] at the time of the Extraordinary General Meeting. The closing price of the Public Shares on the Nasdaq on [●], 2023, the record date, was $[●]. We cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $[●] that was in the Trust Account as of [●], 2023.

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If the Charter Amendment Proposal is not approved and we do not consummate our initial business combination by the Current Termination Date, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B ordinary shares (the “founder shares” and, together with the Public Shares, the “shares” or “ordinary shares”), including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

Based upon the amount in the Trust Account as of [●], 2023, which was $[●], we anticipate that the per-share price at which Public Shares will be redeemed for a pro rata portion of the funds held in the Trust Account will be approximately $[●] at the time of the Extraordinary General Meeting. The closing price of the Public Shares on Nasdaq on [●], 2023, the record date, was $[●]. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, we will (1) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of Public Shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon and not previously released to us to pay taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding Public Shares and (2) deliver to the holders of such redeemed Public Shares their pro rata portion of the Withdrawal Amount.

Our board has fixed the close of business on [●], 2023 (the “record date”) as the record date for determining the shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the ordinary shares on the record date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. On the record date of the Extraordinary General Meeting, there were 8,850,483 ordinary shares outstanding, of which 5,600,483 were Public Shares and 3,250,000 were founder shares. The founder shares carry voting rights in connection with the Proposals, and we have been informed by our Sponsor, which holds all of the founder shares, that it intends to vote in favor of the Proposals.

This Proxy Statement contains important information about the Extraordinary General Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies. We have engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Morrow a fee of $[●]. We will also reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

This Proxy Statement is dated [●], 2023 and is first being mailed to shareholders on or about [●], 2023.

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QUESTIONS AND ANSWERS ABOUT THE

EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Q:	Why am I receiving this Proxy Statement?

A:	We are a blank check company incorporated as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. On January 27, 2022, we consummated our IPO of 13,000,000 units for which we derived gross proceeds of $130.0 million. Simultaneously with the closing of our IPO, we completed the private placement of 7,900,000 warrants (the “private placement warrants”) to our Sponsor, generating gross proceeds to us of $7.9 million. Of the gross proceeds received from our IPO and the sale of the private placement warrants, we deposited $132,600,000 in the Trust Account.

In connection with the Extraordinary General Meeting held on April 13, 2023, holders of Public Shares were afforded the opportunity to require the Company to redeem their Public Shares for their pro rata share of the Trust Account. 7,399,517 of the 13,000,000 Public Shares were redeemed, leaving 5,600,483 Public Shares remaining outstanding. Following this redemption, the balance in the Trust Account was approximately $58.6 million.

Our Charter currently provides for the return of the funds held in Trust Account to our Public Shareholders if we do not consummate a business combination by the Current Termination Date. The purpose of the Charter Amendment Proposal is to enable the Company to wind up and redeem all of its outstanding Public Shares by ceasing all operations on the Early Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter, subject to and in accordance with the Charter, as so amended, which the Board believes is in the best interests of the Company and our shareholders.

Q:	What is being voted on?

A:	You are being asked to vote on the following proposals:

Proposal No. 1 – The Charter Amendment Proposal – to permit the Company to liquidate and wind up early (the “Early Liquidation”) by approving, as a special resolution, the amendment of the Company’s amended and restated memorandum and articles of association (as may be amended from time to time, the “Charter”) to (i) advance the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “business combination”) from November 27, 2023 (the “Current Termination Date”) to [●], 2023 (such date, the “Early Termination Date”) and (ii) allow the Company to remove up to $100,000 of interest earned on the amount on deposit in the Trust Account (as defined below) prior to redeeming the Public Shares in connection with the Extraordinary General Meeting in order to pay dissolution expenses of the Company (the “Charter Amendment Proposal”);

Proposal No. 2 – The Trust Amendment Proposal – to approve, as a special resolution, as provided in Annex B to the accompanying Proxy Statement, Amendment No. 2 (the “Trust Amendment”) to the Investment Management Trust Agreement, dated January 24, 2022 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company to remove up to $100,000 of interest earned on the amount on deposit in the trust account established by the Trust Agreement (“Trust Account”) prior to redeeming the Public Shares in connection with the Extraordinary General Meeting in order to pay dissolution expenses of the Company (the “Trust Amendment Proposal”); and

Proposal No. 3 – The Adjournment Proposal – to approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the Proposals (the “Adjournment Proposal”).

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We are not asking you to vote on any proposed business combination at this time. If we enter into a definitive agreement relating to a business combination, we intend to file (i) promptly thereafter a current report on Form 8-K with information about the business combination, and (ii) in due course a separate proxy statement or proxy statement/prospectus pursuant to which we will seek approval of the business combination, among other things, at a separate extraordinary general meeting. If the Charter Amendment Proposal is not approved, we may not be able to enter into, or consummate, a business combination. We urge you to vote at the Extraordinary General Meeting regarding the Charter Amendment Proposal.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Early Termination is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $[●] that was in the Trust Account as of [●], 2023.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate our initial business combination by the Current Termination Date, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holder of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

Q:	Why is the Company proposing the Charter Amendment Proposal?

A:	Our Charter provides for the return of the funds held in the Trust Account to the holders of Public Shares if we do not consummate a business combination on or before November 27, 2023.

Our board currently believes there is not sufficient time to enter into a definitive agreement relating to an initial business combination, to hold an extraordinary general meeting to obtain the shareholder approvals required in connection with a business combination and to consummate the closing of a business combination, and our Sponsor has informed us that it has no intention of making additional monthly payments into the Trust Account. Accordingly, in order for us to avoid the unnecessary costs of remaining a public company and to return the investment of the Public Shareholders as soon as possible, the Board would need to implement the Early Termination.

Q:	Why should I vote “FOR” the Charter Amendment Proposal?

A:	The Charter Amendment Proposal would give you the ability to receive your proportionate share of the funds held in the Trust Account as early as possible. If the Early Termination is not implemented, you will need to wait until after November 27, 2023 to receive a return of these funds.

Our board recommends that you vote in favor of the Charter Amendment Proposal.

Q:	Why is the Company proposing the Trust Amendment Proposal?

A:	If the Trust Amendment Proposal and the Trust Amendment Proposal are approved, we will be permitted to remove up to $100,000 of interest earned on the Trust Account to pay dissolution expenses.

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Q:	Why should I vote “FOR” the Trust Amendment Proposal?

A:	If the Company were to fail to consummate a Business Combination by the termination date, the Company would be permitted to withdraw from the Trust Account up to $100,000 in interest earned thereon to cover its dissolution costs. Since the Company expects that substantially all of the shareholders of the Company will exercise their Election to redeem their shares at the Extraordinary General Meeting, this provision is designed to ensure that all of the shareholders of the Company share equally in bearing those dissolution costs. Otherwise, shareholders who did not exercise their Election would bear a disproportionate portion of those costs.

Our board recommends that you vote in favor of the Trust Amendment Proposal.

Q:	Why should I vote “FOR” the Adjournment Proposal?

A:

The Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Amendment Proposal and the Trust Amendment Proposal. If the Adjournment Proposal is not approved by the shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes to approve the Charter Amendment Proposal and the Trust Amendment Proposal.

If presented, our board recommends that you vote in favor of the Adjournment Proposal.

Q:	How do the Company insiders intend to vote their shares?

A:	Our Sponsor owns 3,250,000 founder shares. Such founder shares represent 36.7% of our issued and outstanding ordinary shares. The founder shares carry voting rights in connection with the Proposals, and we have been informed by our Sponsor and our officers and independent directors that they intend to vote in favor of the Proposals. Pursuant to a letter agreement entered into with us by our Sponsor and each of our officers and directors in connection with our IPO, our Sponsor, directors and officers and their respective affiliates are not entitled to redeem any founder shares held by them in connection with the Proposals.

Q:	What vote is required to adopt the Charter Amendment Proposal?

A:	The approval of the Charter Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Q:	What vote is required to adopt the Trust Amendment Proposal?

A:	The approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least sixty-five (65%) of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Q:	What vote is required to approve the Adjournment Proposal?

A:	The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Q:	What if I do not want to vote “FOR” the Charter Amendment Proposal or the Trust Amendment Proposal?

A:	If you do not want the Charter Amendment Proposal or the Trust Amendment Proposal to be approved, you must vote “AGAINST” each such proposal. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, and the Early Termination is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming Public Shareholders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Proposals.

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Q:	What happens if the Charter Amendment Proposal and the Trust Amendment Proposal are not approved?

A:	If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate our initial business combination by the Current Termination Date, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holder of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

Q:	If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?

A:	If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, we will as promptly as practicable after the Early Termination Date: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

Q:	How are the funds in the Trust Account currently being held?

A:	With respect to the regulation of special purpose acquisition companies (“SPACs”) like the Company, on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Rule Proposals, while the funds in the Trust Account have been, since our IPO, and we expect them to continue to be, held only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act), we would, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of consummation of our initial business combination or liquidation. If we had to liquidate and hold all funds in the Trust Account in cash, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our Public Shareholders would receive upon any redemptions of Public Shares or liquidation of the Company.

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Q:	If I do not exercise my redemption rights in connection with the Charter Amendment Proposal, would I still be able to exercise my redemption rights in connection with any future initial business combination?

A:	Unless you elect to redeem your shares in connection with the Charter Amendment Proposal as described in this Proxy Statement, you will be able to exercise redemption rights in respect of any future initial business combination subject to any limitations set forth in our Charter.

Q:	How do I change my vote?

A:	You may change your vote by sending a later-dated, signed proxy card to the Company at LatAmGrowth SPAC, Pedregal 24, 8th Floor, Molino del Rey, 11000, Mexico City, Mexico, so that it is received prior to the Extraordinary General Meeting or by attending the Extraordinary General Meeting and voting by virtual means as provided below. You also may revoke your proxy by sending a notice of revocation to the same address, which must be received by the Company prior to the Extraordinary General Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name and you wish to attend the Extraordinary General Meeting and vote at the Extraordinary General Meeting, you must bring to the Extraordinary General Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Any shareholder wishing to attend the virtual Extraordinary General Meeting should register for the meeting by [●], 2023 (five business days prior to the date of the Extraordinary General Meeting). To register for the Extraordinary General Meeting, please follow the following instructions as applicable to the nature of your ownership of ordinary shares:

•	If your shares are registered in your name with Continental Stock Transfer & Trust Company and you wish to attend the Extraordinary General Meeting online, go to [web page], enter the control number included on your proxy card and click on the “Click here to preregister for the online meeting” link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

•	Beneficial shareholders (those whose shares are held through a stock brokerage account or by a bank or other holder of record) who wish to attend the Extraordinary General Meeting online and vote must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Continental will issue a control number and email it back with the meeting information.

Q:	How are votes counted and what vote is required to approve each of the proposals?

A:	Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes.

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The Charter Amendment Proposal must be approved as a special resolution under the Companies Act (As Revised) of the Cayman Islands and the Charter, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. The Trust Amendment Proposal must be approved by the affirmative vote of the holders of at least 65% of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Island law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Accordingly, if a valid quorum is established, a shareholder’s failure to vote by proxy or to vote in person (by virtual means) at the Extraordinary General Meeting, as well as abstentions and broker non-votes, which will not count as votes cast, will have no effect on the outcome of any vote on any of the proposals.

Q:	If my shares are held in “street name,” will my broker automatically vote them for me?

A:	No. Under the rules of various national and regional securities exchanges, your broker, bank or other nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the shareholders will be considered non-discretionary and therefore your broker, bank or other nominee cannot vote your shares without your instruction. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q:	What is a quorum requirement?

A:	A quorum of our shareholders is necessary to hold a valid Extraordinary General Meeting. A quorum will be present at the Extraordinary General Meeting if the holders of a majority of the issued and outstanding ordinary shares entitled to vote at the Extraordinary General Meeting are represented in person (by virtual means) or by proxy. As of the record date for the Extraordinary General Meeting, the holders of at least 4,425,242 ordinary shares would be required to achieve a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person (by virtual means) at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting. In the absence of a quorum, the chairman of the meeting has power to adjourn the Extraordinary General Meeting.

Q:	Who can vote at the Extraordinary General Meeting?

A:	Only holders of record of our ordinary shares at the close of business on [●], 2023 are entitled to have their vote counted at the Extraordinary General Meeting and any adjournments thereof. On this record date, 8,850,483 ordinary shares (consisting of 5,600,483 Class A ordinary shares and 3,250,000 Class B ordinary shares) were outstanding and entitled to vote at the Extraordinary General Meeting.

Shareholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company (our “transfer agent”), then you are a shareholder of record. As a shareholder of record, you may vote in person (by virtual means) at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

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Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:	Does the board recommend voting for the approval of the Proposals?

A:	Yes. After careful consideration of the terms and conditions of these proposals, our board has determined that the Charter Amendment Proposal and the Trust Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders. The board recommends that our shareholders vote “FOR” the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

Q:	What interests do the Company’s Sponsor, directors and officers have in the approval of the Proposals?

A:	Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, director or indirect ownership of founder shares and warrants that may become exercisable in the future and advances that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extraordinary General Meeting—Interests of our Sponsor, Directors and Officers.”

Q:	Do I have dissenters’ or appraisal rights if I object to the Proposals?

A:	Our shareholders do not have dissenters’ rights or appraisal rights in connection with the Proposals under Cayman Islands law.

Q:	What do I need to do now?

A:	We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes hereto, and to consider how the proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

Q:	How do I vote?

A:	If you are a holder of record of our ordinary shares, you may vote in person by virtual means as provided herein at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting.

Whether or not you plan to attend the Extraordinary General Meeting in person by virtual means, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote if you have already voted by proxy.

If your ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:	How do I redeem my ordinary shares?

A:	Each of our Public Shareholders may submit an Election to redeem all or a portion of his, her or its Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding Public Shares. If you do not make an Election to redeem your Public Shares, you will also be able to redeem your Public Shares in connection with any proposed initial business combination, or if we have not consummated our initial business combination by the Early Termination Date or, if the Early Liquidation does not occur, the Current Termination Date.

In order to tender your ordinary shares (and/or deliver your share certificate(s) (if any) and other redemption forms) for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street 30th Floor, New York, New York, 10004, Attn: SPAC Redemption Team spacredemptions@continentalstock.com, or to tender your ordinary shares (and/or deliver your share certificate(s) (if any) and other redemption forms) to our transfer agent electronically using The Depository Trust Company’s (“DTC”) DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. If you are a holder of Public Shares and you intend to seek redemption of your shares, you will need to deliver your shares to our transfer agent (together with any applicable share certificates and redemption forms), either physically or electronically through DTC, at the address above prior to 5:00 p.m., Eastern Time, on [●], 2023 (two business days prior to the date of Extraordinary General Meeting).

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Q:	How do I withdraw my election to redeem my ordinary shares?

A:	If you tender your ordinary shares (and/or delivered your share certificate(s) (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. Any request for redemption, once made by a holder of Public Shares, may not be withdrawn once submitted to us unless our board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part).

Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q:	Who is paying for this proxy solicitation?

A:	We will pay for the entire cost of soliciting proxies. We have engaged Morrow to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Morrow a fee of $[●]. We will also reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, Connecticut 06902

Shareholders may call toll-free: (800)662-5200

Banks and Brokerage Firms, please call: (203) 658-9400

Email: LATG.info@investor.morrowsodali.com

If you have questions regarding the certification of your position or tendering your ordinary shares (and/or delivering your share certificate(s) (if any) and other redemption forms), please contact:

Continental Stock Transfer & Trust Company

1 State Street 30th Floor

New York, New York 10004

Attention: SPAC Redemption Team

Email: spacredemptions@continential.com

You may also obtain additional information about us from documents we file with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

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FORWARD-LOOKING STATEMENTS

This Proxy Statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Proxy Statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and shareholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K filed with the SEC on April 19, 2023, in this Proxy Statement and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and shareholders’ value are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this Proxy Statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

RISK FACTORS

You should consider carefully all of the risks described in our Form 10-K, and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, we will be permitted to remove up to $100,000 of interest earned on the trust account to pay dissolution expenses. Accordingly, shareholders who elect to redeem their Public Shares in connection with the Proposals may receive a lower per-share redemption price in connection with the Proposals.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, shareholders who elect to redeem their Public Shares in connection with the Proposals will receive a per-share redemption price that takes into account up to $100,000 of net interest removed from the trust account to pay dissolution expenses. Such dissolution expenses would reduce the per share amount payable to shareholders who redeem their Public Shares in connection with the Proposals.

In the event the Charter Amendment Proposal and the Trust Amendment Proposal are approved and effected, the ability of our Public Shareholders to exercise redemption rights with respect to a large number of our Public Shares may adversely affect the liquidity of our securities.

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A Public Shareholder may request that the Company redeem all or a portion of such Public Shareholder’s ordinary shares for cash. The ability of our Public Shareholders to exercise such redemption rights with respect to a large number of our Public Shares may adversely affect the liquidity of our Class A ordinary shares. As a result, you may be unable to sell your Class A ordinary shares even if the market price per share is higher than the per-share redemption price paid to Public Shareholders who elect to redeem their shares.

Regardless of whether the Charter Amendment Proposal and the Trust Amendment Proposal are approved, Nasdaq may delist our securities from trading on its exchange following shareholder redemptions in connection with such amendment, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our Class A ordinary shares, units and warrants are listed on the Nasdaq. We are subject to compliance with Nasdaq’s continued listing requirements in order to maintain the listing of our securities on Nasdaq. Pursuant to the terms of the Charter, in the event that the Charter Amendment Proposal is approved and the Charter are amended, Public Shareholders may elect to redeem their Public Shares and, as a result, we may not be in compliance with Nasdaq’s continued listing requirements. We expect that if our Class A ordinary shares fail to meet Nasdaq’s continued listing requirements, our units and warrants will also fail to meet Nasdaq’s continued listing requirements for those securities. We cannot assure you that any of our ordinary shares, units or warrants will be able to meet any of Nasdaq’s continued listing requirements following any shareholder redemptions of our Public Shares in connection with the amendment of our Charter. If our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange.

If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•	a limited availability of market quotations for our securities;

•	reduced liquidity for our securities;

•	a determination that our Class A ordinary shares constitute a “penny stock” which will require brokers trading in our Class A ordinary shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•	a limited amount of news and analyst coverage; and

•	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Class A ordinary shares, units and warrants qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

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BACKGROUND

We are a blank check company incorporated as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

On January 27, 2022, we consummated our IPO of 5,600,483 units (the “units”), with each unit consisting of one Class A ordinary share, par value $0.0001 per share, which we refer to (together with any shares issued in exchange thereof) as the “Public Shares,” and one-half of one redeemable warrant, generating gross proceeds of $130.0 million.

Simultaneously with the closing of our IPO, we completed the private placement of 7,900,000 private placement warrants, at a purchase price of $1.00 per private placement warrant, to our Sponsor, generating gross proceeds to us of $7.9 million. The private placement warrants are identical to the warrants sold as part of the units in our IPO except that, so long as they are held by our Sponsor or its permitted transferees, they (1) may be exercised for cash or on a cashless basis, (2) are not subject to being called for redemption (except in certain circumstances when the public warrants are called for redemption and a certain price per public share threshold is met), (3) subject to certain limited exceptions, will be subject to transfer restrictions until 30 days following the consummation of the our initial business combination and (4) they (including the ordinary shares issuable upon exercise thereof) are entitled to registration rights.

Of the gross proceeds received from our IPO and the sale of the private placement warrants, $132,600,000 was deposited in the Trust Account.

On April 13, 2023, the Company convened an extraordinary general meeting at which the shareholders voted to extend the date by which the Company must complete its Business Combination from April 27, 2023 to November 27, 2023. At that meeting, holders of Public Shares were afforded the opportunity to require the Company to redeem their Public Shares for their pro rata share of the Trust Account. 7,399,517 of the 13,000,000 Public Shares were redeemed, leaving 5,600,483 Public Shares remaining outstanding. Following this redemption, the balance in the Trust Account was approximately $58.6 million.

The proceeds held in the Trust Account may be invested by the trustee only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. As of [●], 2023, funds held in the Trust Account totaled approximately $[●], and were held in U.S. Treasury Bills with a maturity of 185 days or less and in money market funds which invest in U.S. Treasury securities. However, to mitigate the risk of being viewed as operating as an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act), we will, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of consummation of our initial business combination or liquidation. As a result, following such liquidation, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our Public Shareholders would receive upon any redemption of Public Shares or liquidation of the Company.

Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, director or indirect ownership of founder shares and warrants that may become exercisable in the future and advances that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extraordinary General Meeting—Interests of our Sponsor, Directors and Officers.”

On the record date of the Extraordinary General Meeting, there were 8,850,483 ordinary shares outstanding, of which 5,600,483 were Public Shares and 3,250,000 were founder shares. The founder shares carry voting rights in connection with the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor, which holds all of the founder shares, that it intends to vote in favor of the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

Our principal executive offices are located at LatAmGrowth SPAC, Pedregal 24, 8th Floor, Molino del Rey, 11000, Mexico City, Mexico. Our telephone number at such address is +52 55 9178 9015.

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THE ARTICLES AMENDMENT PROPOSAL

We are proposing to amend our Charter to permit the Company to liquidate and wind up early (the “Early Liquidation”) by approving, as a special resolution, the amendment of the Company’s Charter to advance the date by which the Company must consummate a business combination from November 27, 2023 (the “Current Termination Date”) to [●], 2023 (such date, the “Early Termination Date”). A copy of the proposed amendments to the Charter of the Company is attached to this Proxy Statement under the first resolution in Annex A.

Reasons for the Charter Amendment Proposal

Since the consummation of our IPO on January 27, 2022, our management has conducted a rigorous search for appropriate targets, with the goal of completing a business combination that met its investment criteria. Our management has thoroughly evaluated current adverse market conditions including unconducive capital markets, an overall decline in the SPAC market and a limited pool of public company-ready business combinations interested in pursuing a business combination via a SPAC, which have complicated efforts to find an appropriate target. As a result of these factors, we believe that it is in the best interests of our shareholders to liquidate the Company early.

Our Charter provides that if our shareholders approve an amendment to our Charter that would affect the substance or timing of our obligation to redeem all of our Public Shares if we do not consummate our initial business combination before November 27, 2023, we will provide our Public Shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any, divided by the number of then-outstanding Public Shares.

Our board currently believes there is not sufficient time to enter into a definitive agreement relating to an initial business combination, to hold an extraordinary general meeting to obtain the shareholder approvals required in connection with a business combination and to consummate the closing of a business combination, and our Sponsor has informed us that it has no intention of making additional monthly payments into the Trust Account. Accordingly, in order for us to avoid the unnecessary costs of remaining a public company and to return the investment of the Public Shareholders as soon as possible, the Board would need to implement the Early Termination. The Charter Amendment Proposal will also allow the Company to withdraw from the Trust Account up to $100,000 in interest earned thereon to cover its dissolution costs. Since the Company expects that substantially all of the shareholders of the Company will exercise their Election to redeem their shares at the Extraordinary General Meeting, this provision is designed to ensure that all of the shareholders of the Company share equally in bearing those dissolution costs. Otherwise, shareholders who did not exercise their Election would bear a disproportionate portion of those costs.

Our board has determined that it is in the best interests of the Company to seek an Early Termination of such date and have our shareholders approve the Charter Amendment Proposal.

If you do not elect to redeem your Public Shares, you will retain the right to vote on any proposed initial business combination in the future and the right to redeem your Public Shares in connection with such initial business combination.

If the Charter Amendment Proposal is Not Approved

If the Charter Amendment Proposal is not approved and we do not consummate our initial business combination by the Current Termination Date, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

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There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holder of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

If the Charter Amendment Proposal and the Trust Amendment Proposal are Approved

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Company will file an amendment to the Charter substantially in the form of Annex A and will effect the Early Liquidation as soon as practicable after the Extraordinary General Meeting.

We cannot assure you that the per-share distribution from the Trust Account, if we liquidate, will not be less than $10.20 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holder of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

The Board’s Recommendation

As discussed above, after careful consideration of all relevant factors, our board has determined that the Charter Amendment is in the best interests of the Company and its shareholders.

The full text of the resolution to be proposed in connection with the Charter Amendment Proposal is set out as the first resolution in the amendment to the Charter in the form set forth in Annex A of this Proxy Statement.

Our board unanimously recommends that our shareholders vote “FOR” the approval of the Charter Amendment.

THE TRUST AMENDMENT PROPOSAL

We are proposing to amend the Trust Agreement as set forth in Annex B of this Proxy Statement. The Company entered into the Trust Agreement in connection with the IPO. The Trust Amendment would amend the Trust Agreement to authorize the withdrawal of up to $100,000 in interest on funds held in the Trust Account to paying the Withdrawal Amount.

Reasons for the Trust Amendment Proposal

The purpose of the Trust Amendment Proposal is to allow the Company to remove up to $100,000 of interest earned on the amount on deposit in the Trust Account prior to redeeming the Public Shares in connection with the Extraordinary General Meeting in order to pay dissolution expenses of the Company. The approval of each of the Charter Amendment Proposal and the Trust Amendment Proposal is a condition to implementing the Early Liquidation. If the Trust Amendment Proposal and the Charter Amendment Proposal are approved, the Trust Agreement will be amended substantially in the form of Annex B and we will effect the Early Liquidation as soon as practicable after the Extraordinary General Meeting.

If the Trust Amendment Proposal is Not Approved

If the Trust Amendment Proposal is not approved and we do not consummate our initial business combination by the Current Termination Date, the Company will cease operations and liquidate as described above under “If the Charter Amendment Proposal is Not Approved.”

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There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holder of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

If the Trust Amendment Proposal and the Charter Amendment Proposal are Approved

Upon approval of the Trust Amendment Proposal and the Charter Amendment Proposal by the requisite number of votes, the amendments to the Trust Agreement will become effective and the Early Termination will be implemented.

If the Trust Amendment Proposal and the Charter Amendment Proposal are approved, the Company will cease operations and liquidate as described above under “If the Charter Amendment Proposal and the Trust Amendment Proposal are Approved.”

The Board’s Recommendation

As discussed above, after careful consideration of all relevant factors, our board has determined that the Trust Amendment is in the best interests of the Company and its shareholders.

The full text of the Trust Amendment to be proposed in connection with the Trust Amendment Proposal is set out in Annex B of this Proxy Statement.

Our board unanimously recommends that our shareholders vote “FOR” the approval of the Trust Amendment.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our board to adjourn the Extraordinary General Meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals.

In no event will our board adjourn the Extraordinary General Meeting for more than 30 days.

If the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes to approve the Proposals.

Recommendation of the Board

If presented, our board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

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REDEMPTION RIGHTS

Each of our Public Shareholders may submit an Election to, subject to the approval of the Charter Amendment Proposal and the Trust Amendment Proposal, and the implementation of the Early Termination, redeem all or a portion of its, his or her Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding Public Shares. You will also be able to redeem your Public Shares in connection with any proposed initial business combination, or if we have not consummated our initial business combination by the Early Termination Date or, if the Early Liquidation does not occur, the Current Termination Date.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON [●], 2023 (TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO OUR TRANSFER AGENT AT CONTINENTAL STOCK TRANSFER & TRUST COMPANY, 1 STATE STREET 30TH FLOOR, NEW YORK, NEW YORK, 10004, ATTN: SPAC REDEMPTION TEAM, SPACREDEMPTIONS@CONTINENTALSTOCK.COM, OR TO TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO OUR TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), WHICH ELECTION WOULD LIKELY BE DETERMINED BASED ON THE MANNER IN WHICH YOU HOLD YOUR SHARES. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not such shareholder is a record holder or its, his or her shares are held in “street name,” by contacting our transfer agent or the shareholder’s broker and requesting delivery of its, his or her shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. Our transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that shareholders should generally allot at least two weeks to obtain physical certificates from our transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decisions than those shareholders that tender their shares through the DWAC system.

Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Proposals at the Extraordinary General Meeting will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a Public Shareholder tenders its, his or her shares and decides prior to the vote at the Extraordinary General Meeting that it, he or she does not want to redeem such shares, the shareholder may withdraw the tender. If you tender your ordinary shares (and/or delivered your share certificate(s) (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. Any request for redemption, once made by a holder of Public Shares, may not be withdrawn once submitted to us unless our board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part). In the event that a Public Shareholder tenders shares and the Charter Amendment Proposal is not approved, such shares will not be redeemed and will be returned (along with any applicable share certificates) to the shareholder promptly following the determination that the Proposals will not be approved. Our transfer agent will hold any share certificates of Public Shareholders that make the Election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, we will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding Public Shares. Based upon the amount in the Trust Account as of [●], 2023, which was approximately $[●], we anticipate that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $[●] at the time of the Extraordinary General Meeting. The closing price of the Public Shares on Nasdaq on [●], 2023, the record date, was $[●]. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

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If you exercise your redemption rights, you will be exchanging your ordinary shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your ordinary shares (and/or deliver your share certificate(s) (if any) and other redemption forms) to our transfer agent prior to the vote on the Charter Amendment Proposal at the Extraordinary General Meeting. We anticipate that a Public Shareholder who tenders ordinary shares (and/or deliver share certificate(s) (if any) and other redemption forms) for redemption in connection with the vote to approve the Proposals would receive payment of the redemption price for such shares soon after the effectiveness of the Charter Amendment and the Trust Amendment.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR SHAREHOLDERS MAKING THE ELECTION

The following is a discussion of U.S. federal income tax considerations generally applicable to U.S. Holders (as defined below) that make the Election if the Early Termination is implemented. This discussion applies only to Public Shares that are held as capital assets for U.S. federal income tax purposes (generally, property held for investment).

This discussion is based on the Internal Revenue Code of 1986 (the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could adversely affect the accuracy of the statements in this discussion. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation. This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to a particular holder in light of their particular circumstances or status, including:

•	our Sponsor or our directors and officers;

•	financial institutions or financial services entities;

•	broker-dealers;

•	taxpayers that are subject to the mark-to-market method of accounting;

•	tax-exempt entities;

•	governments or agencies or instrumentalities thereof;

•	insurance companies;

•	regulated investment companies or real estate investment trusts;

•	expatriates or former long-term residents of the United States;

•	persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•	persons that acquired ordinary shares pursuant to an exercise of employee share options or upon payout of a restricted share unit, in connection with employee share incentive plans or otherwise as compensation or in connection with the performance of services;

•	persons that hold Public Shares as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

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•	persons whose functional currency is not the U.S. dollar;

•	controlled foreign corporations;

•	passive foreign investment companies;

•	partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes;

•	corporations that accumulate earnings to avoid U.S. federal income tax;

•	persons deemed to sell Public Shares under the constructive sale provisions of the Code;

•	“qualified foreign pension funds” as defined in Section 897(l)(2) of the Code and entities all of the interests of which are held by qualified foreign pension funds;

•	tax-qualified pension funds;

•	accrual method taxpayers that file applicable financial statements as described in Section 451(b) of the Code; or

•	Non-U.S. Holders (as defined below and except as otherwise discussed below).

We have not sought, and do not intend to seek, any rulings from the Internal Revenue Service (the “IRS”) regarding the exercise of redemption rights. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds Public Shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any Public Shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of the Election to them.

THIS DISCUSSION IS NOT TAX ADVICE AND IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH MAKING THE ELECTION. EACH HOLDER OF PUBLIC SHARES SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR APPLICATION OF TAX LAWS TO SUCH HOLDER AND THE TAX CONSEQUENCES TO SUCH HOLDER OF MAKING THE ELECTION, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

For purposes of this discussion, because any unit consisting of one public share and one-half of one warrant is separable at the option of the holder, we are treating each public share and one-half of one warrant held by a holder in the form of a single unit as separate instruments and are assuming that the unit itself will not be treated as an integrated instrument. Accordingly, consistent with the foregoing treatment, the cancellation or separation of the units in connection with the exercise of redemption rights pursuant to the Election generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a contrary position.

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U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of Public Shares who or that is, for U.S. federal income tax purposes:

1.	an individual citizen or resident of the United States,
2.	a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia,
3.	an estate whose income is subject to U.S. federal income tax regardless of its source, or
4.	a trust if (i) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (ii) it has a valid election in place to be treated as a U.S. person.

Redemption of Public Shares

In addition to the passive foreign investment company (“PFIC”) considerations discussed below under “—PFIC Considerations,” the U.S. federal income tax consequences of the redemption of a U.S. Holder’s Public Shares pursuant to the Election will depend on whether the redemption qualifies as a sale of such shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.

If the redemption qualifies as a sale of Public Shares under Section 302 of the Code, a U.S. Holder will be treated as described below under the section entitled “—Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” If the redemption does not qualify as a sale of Public Shares under Section 302 of the Code, a U.S. Holder will be treated as receiving a distribution with the tax consequences described below under the section entitled “—Taxation of Distributions.”

The redemption of Public Shares will generally qualify as a sale of the Public Shares that are redeemed if such redemption (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a U.S. Holder takes into account not only ordinary shares actually owned by such U.S. Holder, but also ordinary shares that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to ordinary shares owned directly, ordinary shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any ordinary shares such U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the warrants.

The redemption of ordinary shares will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of the relevant entity’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the relevant entity’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption. Prior to an initial business combination, the Public Shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (i) all of the ordinary shares actually or constructively owned by such U.S. Holder are redeemed or (ii) all of the ordinary shares actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of ordinary shares owned by certain family members and such U.S. Holder does not constructively own any other ordinary shares (including any Public Shares constructively owned by the U.S. Holder as a result of owning warrants). The redemption of Public Shares will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the relevant entity. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption of Public Shares will be treated as a distribution to the redeemed holder and the tax effects to such U.S. holder will be as described below under the section entitled “—Taxation of Distributions.”

U.S. Holders should consult their tax advisors as to the tax consequences of a redemption, including any special reporting requirements.

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Taxation of Distributions

Subject to the PFIC rules discussed below under “—PFIC Considerations,” if the redemption of a U.S. Holder’s Public Shares is treated as a distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations.

With respect to non-corporate U.S. Holders, dividends will generally be taxed at preferential long-term capital gains rates only if (i) Public Shares are readily tradable on an established securities market in the United States or (ii) Public Shares are eligible for the benefits of an applicable income tax treaty, in each case, provided that the Company is not treated as a PFIC in the taxable year in which the dividend was paid or in any previous year and certain holding period and other requirements are met. Because we believe that we were a PFIC for our prior taxable years ended December 31, 2021 and December 31, 2022, the lower applicable long-term capital gains rate may not apply to any redemption proceeds treated as a distribution (subject to whether we may qualify for the start-up exception as discussed below in “—PFIC Considerations”).

Moreover, it is unclear whether redemption rights with respect to the Public Shares may prevent the holding period of such shares from commencing prior to the termination of such rights. U.S. Holders should consult their tax advisors regarding the availability of the lower rate for any redemption treated as a dividend with respect to Public Shares.

Distributions in excess of current and accumulated earnings and profits will generally constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the Public Shares and will be treated as described below under the section entitled “—Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Public Shares will be added to the U.S. Holder’s adjusted tax basis in its remaining Public Shares, or, if it has none, to the U.S. Holder’s adjusted tax basis in its warrants or possibly in other shares constructively owned by it. Because we may not maintain calculations of earnings and profits under U.S. federal income tax principles, it is expected that the full amount of distributions (if any) paid by us will be reported as dividends for U.S. federal income tax purposes.

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares

Subject to the PFIC rules discussed below under “—PFIC Considerations,” if the redemption of a U.S. Holder’s Public Shares is treated as a sale or other taxable disposition, as discussed above, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption and (ii) the U.S. Holder’s adjusted tax basis in the Public Shares redeemed. A U.S. Holder’s adjusted tax basis in its ordinary shares generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a public share or the U.S. Holder’s initial basis for the Public Shares received upon exercise of a whole warrant) less any prior distributions treated as a return of capital.

Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the ordinary shares exceeds one year. If the running of the holding period for the Public Shares is suspended, then non-corporate U.S. Holders may not be able to satisfy the one-year holding period requirement for long-term capital gain treatment, in which case any gain on a sale or taxable disposition of the shares would be subject to short-term capital gain treatment and would be taxed at regular ordinary income tax rates. However, it is unclear whether the redemption rights with respect to the Public Shares described in this Proxy Statement may prevent the holding period of the Public Shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of Public Shares (Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them.

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PFIC Considerations

The treatment of U.S. Holders of Public Shares could be materially different from that described above if we are or were treated as a PFIC under U.S. federal income tax principles.

In general, a non-U.S. corporation is a PFIC for U.S. federal income tax purposes for any taxable year in which (i) 50% or more of the value of its assets (generally determined on the basis of a weighted quarterly value of such assets) consists of assets that produce, or are held for the production of, passive income, or (ii) 75% or more of its gross income consists of passive income. Passive income generally includes dividends, interest, royalties, rents, investment gains, net gains from the sales of property that does not give rise to any income and net gains from the sale of commodities (subject to certain exceptions, such as an exception for certain income derived in the active conduct of a trade or business). Cash and cash equivalents are passive assets. For purposes of the PFIC rules, a non-U.S. corporation that owns, directly or indirectly, at least 25% by value of the stock of another corporation is treated as if it held its proportionate share of the assets of the other corporation and received directly its proportionate share of the income of the other corporation.

We believe that we were a PFIC for our prior taxable years ended December 31, 2021 and December 31, 2022. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income (the “start-up year”), if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies the IRS that it will not be a PFIC for either of the two taxable years following the start-up year; and (3) the corporation is not in fact a PFIC for either of those years (the “start-up exception”). The year in which we first had gross income was our taxable year ended December 31, 2022, and thus if we satisfy the start-up exception we believe that we will not be a PFIC for our taxable year ended December 31, 2022. However, the applicability of the start-up exception to us is uncertain and will not be known until after the close of our current taxable year (or possibly not until after the close of the first two taxable years following our start-up year, as described under the start-up exception). Because we are a blank check company, with no current active business, we believe that it is likely that we will meet the PFIC asset or income test for our current taxable year if we do not consummate a business combination in such year, and as such we believe we will not satisfy the start-up exception if no business combination is consummated in our current taxable year. Additionally, it may be possible that we could be treated as a PFIC for a taxable year prior to the taxable year which is treated as our start-up year (within the meaning of the start-up exception). Further, it is possible that the IRS will take the position that the start-up exception does not apply to our taxable year ended December 31, 2022, based on the view, consistent with a 2002 Field Service Advisory, that we were a PFIC for the taxable year ended December 31, 2021, despite the fact that we had no gross income in such taxable year. Moreover, because PFIC status is an annual factual determination, we may become a PFIC in the future if the composition of our income or assets were to change, regardless of whether we are a PFIC in our current taxable year or the start-up exception applies.

Our PFIC status for our current taxable year ending December 31, 2023, depends in part on whether we complete a business combination prior to the end of such year, as well as the timing and specifics of any such business combination and the composition of our assets and income after such business combination. Because these and other facts on which any determination of PFIC status are based may not be known until the close of our current taxable year, there can be no assurances with respect to our PFIC status for such year and as such there can also be no assurances with respect to the application of the start-up exception to our taxable year ending December 31, 2022. Even if we are not a PFIC for our current taxable year, a determination that we were a PFIC for any prior taxable year will continue to apply to any U.S. Holders who held our securities during such prior taxable years, absent certain elections described below.

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in a U.S. Holder’s holding period for Public Shares and the U.S. Holder did not make a timely and effective “qualified electing fund” election for each of our taxable years as a PFIC in which the U.S. Holder held (or was deemed to hold) Public Shares (“QEF Election”), a QEF Election along with a purging election, or a ”mark-to-market” election, then such U.S. Holder will generally be subject to special and adverse rules (the “Default PFIC Regime”) with respect to:

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•	any gain recognized by the U.S. Holder on the sale or other disposition of its Public Shares; and
•	any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of its ordinary shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for such Public Shares).

Under the Default PFIC Regime:

•	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for its Public Shares;
•	the amount of gain allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the first taxable year in which we are a PFIC, will be taxed as ordinary income;

•	the amount of gain allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder without regard to such U.S. Holder’s other items of income and loss for such taxable year; and
•	an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year of such U.S. Holder.

Pursuant to these rules, subject to the discussion under “—QEF Elections” and “—Mark-to-Market Elections” below, if we are determined to be a PFIC, any income or gain recognized by a U.S. Holder pursuant to the Election would generally be subject to the special and adverse tax rules described above.

QEF Elections

In general, a U.S. Holder of Public Shares may avoid certain of the adverse PFIC tax consequences described above in respect of the Public Shares by making and maintaining a timely and valid QEF Election for the first taxable year in which we were treated as a PFIC that is included in the U.S. Holder’s holding period for its Public Shares, pursuant to which such electing U.S. Holder would be required to include in income its pro rata share of our net capital gains as long-term capital gains and other earnings and profits as ordinary income on a current basis, in each case, whether or not distributed, in the taxable year of the U.S. Holder in which or with which our taxable year ends.

Additionally, a U.S. Holder generally may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge. A QEF Election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A U.S. Holder generally makes a QEF Election by attaching a completed IRS Form 8621 (Information Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC Annual Information Statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF Elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF Election under their particular circumstances.

To comply with the requirements of a QEF Election, a U.S. Holder must receive a “PFIC Annual Information Statement” from us. However, there is no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided. Alternatively, if we are a PFIC in a taxable year and if the U.S. Holder does not make and maintain a timely and valid QEF Election for the first taxable year in which we are treated as a PFIC that is included in the U.S. Holder’s holding period for its Public Shares, the U.S. Holder may avoid certain of the adverse PFIC tax consequences described above in respect of Public Shares by making a timely and valid QEF Election for a subsequent year, along with a “purging election” with respect to its shares. Under one type of purging election, the U.S. Holder will be deemed to have sold such shares at their fair market value and any gain recognized on such deemed sale will be treated as an “excess distribution,” as described above. As a result of this election, the U.S. Holder will have additional basis (to the extent of any gain recognized in the deemed sale) and, solely for purposes of the PFIC rules, a new holding period in such holder’s Public Shares.

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In addition, a U.S. Holder may not make a QEF Election with respect to its warrants to acquire Public Shares. As a result, if a U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants) and we were a PFIC at any time during the U.S. Holder’s holding period of such warrants, proposed Treasury regulations would provide that any gain generally will be treated as an excess distribution, taxed as described above. If a U.S. Holder that exercises such warrants properly makes a QEF Election with respect to the newly acquired Public Shares (or has a properly maintained QEF Election in effect with respect to its Public Shares), the QEF Election will apply to the newly acquired Public Shares. Notwithstanding the foregoing, the adverse tax consequences relating to shares in a PFIC, adjusted to take into account the current income inclusions resulting from the QEF Election, may continue to apply with respect to such newly acquired Public Shares (which may be deemed to have a holding period for purposes of the PFIC rules that includes all or a portion of the period the U.S. Holder held the warrants), unless the U.S. Holder makes a purging election (discussed above). As a result of a purging election, the U.S. Holder will have a new basis and holding period in the Public Shares acquired upon the exercise of the warrants for purposes of the PFIC rules.

Mark-to-Market Elections

Alternatively, if we are a PFIC and if the Public Shares are “regularly traded” on a “qualified exchange,” a U.S. Holder could make a mark-to-market election that would result in tax treatment different from the general tax treatment for PFICs described above. The Public Shares will be treated as regularly traded for any calendar year in which more than a de minimis quantity of Public Shares are traded on a qualified exchange on at least 15 days during each calendar quarter. The Nasdaq, where the Public Shares are listed, is a qualified exchange for this purpose. If a U.S. Holder of Public Shares makes the mark-to-market election, the U.S. Holder generally will recognize as ordinary income any excess of the fair market value of the Public Shares at the end of each taxable year over their adjusted tax basis, and will recognize an ordinary loss in respect of any excess of the adjusted tax basis of the Public Shares over their fair market value at the end of the taxable year, but only to the extent of the net amount of income previously included as a result of the mark-to-market election. If a U.S. Holder makes the mark-to-market election, the U.S. Holder’s tax basis in the Public Shares will be adjusted to reflect the income or loss amounts recognized. Any gain recognized on the sale or other disposition of Public Shares in a year in which we are a PFIC will be treated as ordinary income and any loss will be treated as an ordinary loss (but only to the extent of the net amount of income previously included as a result of the mark-to-market election, with any excess treated as a capital loss). If a U.S. Holder makes the mark-to-market election, distributions paid on Public Shares will be treated as discussed under “—Taxation of Distributions” above. U.S. Holders should consult their tax advisors regarding the availability and advisability of making a mark-to-market election in their particular circumstances. U.S. Holders should note that there is no provision in the Code, Treasury regulations or other official IRS guidance that would give them the right to make a mark-to-market election with respect to any entity in which we own interests that is also a PFIC (a “Lower-tier PFIC”), the shares of which are not regularly traded, and, therefore, the general rules applicable to ownership of a PFIC described above could continue to apply to a U.S. Holder with respect to any Lower-tier PFIC, even if the U.S. Holder made a mark-to-market election with respect to its Public Shares. Currently, a mark-to-market election may not be made with respect to our warrants.

PFIC Filing Requirements

If we are PFIC for any taxable year during which a U.S. Holder owns (or is deemed to own) any Public Shares, subject to certain limited exceptions set forth in applicable Treasury regulations, the U.S. Holder will be required to file annual reports (such as an IRS Form 8621, whether or not a QEF or mark-to-market election is made) with the IRS with respect to us and any Lower-tier PFIC.

THE PFIC RULES ARE VERY COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF THE PFIC RULES TO THE REDEMPTION OF PUBLIC SHARES, INCLUDING, WITHOUT LIMITATION, WHETHER A QEF ELECTION, A PURGING ELECTION, A MARK-TO-MARKET ELECTION, OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF MAKING OR HAVING MADE ANY SUCH ELECTION, AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC TREASURY REGULATIONS.

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Non-U.S. Holders

Generally

For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner of Public Shares that is neither a “U.S. person” nor an entity or arrangement treated as a partnership for U.S. federal income tax purposes.

Regardless of whether the redemption is treated as a sale of Public Shares or as a corporate distribution on the Public Shares for U.S. federal income tax purposes, the redemption is not expected to result in any U.S. federal income tax consequences to the Non-U.S. Holder unless such Non-U.S. Holder holds such Public Shares in connection with a conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment or fixed base that such Non-U.S. Holder maintains in the United States). If the Public Shares are so attributable, then the U.S. federal income tax consequences to a Non-U.S. Holder of Public Shares that makes the Election will depend on whether the redemption qualifies as a sale of the Public Shares redeemed, as described above.

If a Non-U.S. Holder that holds its Public Shares in connection with a conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment or fixed base that such Non-U.S. Holder maintains in the United States) makes the Election, it will generally be subject to U.S. federal income tax at the same regular U.S. federal income tax rates applicable to a comparable U.S. Holder and, in the case of a Non-U.S. Holder that is a corporation for U.S. federal income tax purposes, may also be subject to an additional branch profits tax at a 30% rate or a lower applicable tax treaty rate.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate U.S. Holder that:

•	fails to provide an accurate taxpayer identification number;

•	is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

•	in certain circumstances, fails to comply with applicable certification requirements.

Backup withholding is not an additional tax. Any amount withheld under these rules will be creditable against the U.S. Holder’s federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

AS PREVIOUSLY NOTED ABOVE, THE FOREGOING DISCUSSION OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES IS INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY AND IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, LEGAL OR TAX ADVICE TO ANY HOLDER. WE URGE YOU TO CONSULT WITH YOUR TAX ADVISER TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO YOU (INCLUDING THE APPLICATION AND EFFECT OF ANY U.S. FEDERAL, STATE, LOCAL OR FOREIGN INCOME OR OTHER TAX LAWS) OF THE RECEIPT OF CASH IN EXCHANGE FOR SHARES IN THE CONNECTION WITH THE ARTICLES AMENDMENT PROPOSAL AND ANY REDEMPTION OF YOUR PUBLIC SHARES.

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THE EXTRAORDINARY GENERAL MEETING

Date, Time and Place. The Extraordinary General Meeting will be held at the offices of Shearman & Sterling LLP, located at 800 Capitol Street, Suite 2200, Houston, Texas 77002 and virtually via the Internet at 10:00 a.m. E.S.T. on [●], 2023, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting [web page]. If you do not have Internet capabilities, you can listen to the Extraordinary General Meeting by phone dialing +1 800-450-7155 (toll-free) within the U.S. and Canada or +1 857-999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted enter the pin number [PIN]. This option is listen-only, and you will not be able to vote or enter questions during the Extraordinary General Meeting if you choose to participate telephonically. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals described in this Proxy Statement.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting if you owned the ordinary shares at the close of business on [●], 2023, the record date for the Extraordinary General Meeting. You will have one vote per proposal for each ordinary share you owned at that time. The Company warrants do not carry voting rights.

Votes Required. The approval of the Charter Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. The approval of the Trust Amendment Proposal requires the affirmative vote of holders of sixty-five (65%) of the votes cast of the then outstanding ordinary shares that attend and vote at the Extraordinary General Meeting. The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.

On the record date of the Extraordinary General Meeting, there were 8,850,483 ordinary shares outstanding, of which 5,600,483 were Public Shares and 3,250,000 were founder shares. The founder shares carry voting rights in connection with the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor, which holds all of the founder shares, that it intends to vote in favor of the Proposals and the Adjournment Proposal.

If you do not want the Charter Amendment Proposal to be approved, you must vote “AGAINST” such proposal. If you do not want the Trust Amendment Proposal to be approved, you must vote “AGAINST” such proposal. If Proposals are approved, and the Early Termination is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming Public Shareholders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Proposals.

Broker “non-votes” and abstentions will have no effect with respect to the approval of the Charter Amendment Proposal, Trust Amendment Proposal or the Adjournment Proposal.

Proxies; Board Solicitation; Proxy Solicitor. Your proxy is being solicited on behalf of our board on the proposals to approve the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal being presented to shareholders at the Extraordinary General Meeting. We have engaged Morrow to assist in the solicitation of proxies for the Extraordinary General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person, by telephone or other means of communication. If you grant a proxy, you may still revoke your proxy and vote your shares in person (including by virtual means as provided herein) at the Extraordinary General Meeting. You may contact Morrow at:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, Connecticut 06902

Shareholders may call toll-free: (800) 662-5200

Banks and Brokerage Firms, please call: (203) 658-9400

Email: LATG.info@investor.morrowsodali.com

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Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our board, you should keep in mind that our Sponsor, directors and officers have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, the interests listed below:

•	If the Charter Amendment Proposal is not approved and we do not consummate our initial business combination by the Current Termination Date, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In such event, the founder shares, which are owned by our Sponsor, would be worthless because following the redemption of the Public Shares, we would likely have few, if any, net assets and because the holder of our founder shares has agreed to waive its rights to liquidating distributions from the Trust Account with respect to the founder shares if we fail to consummate our initial business combination within the required period.

•	In addition, simultaneously with the closing of our IPO, we sold an aggregate of 7,900,000 private placement warrants at a price of $1.00 per warrant in private placement transactions to our Sponsor. The private placement warrants are each exercisable for one Class A ordinary share at $11.50 per share. If we do not consummate our initial business combination by the Current Termination Date, then the proceeds from the sale of the private placement warrants will be part of the liquidating distribution to the Public Shareholders and the warrants held by our Sponsor will be worthless.

•	In order to protect the amounts held in the Trust Account, our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.20 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account if less than $10.20 per public share due to reductions in the value of the trust assets, in each case net of the interest that may be withdrawn to pay our tax obligations, provided that such liability will not apply to any claims by a third party or prospective target business that executed a waiver of any and all rights to seek access to the Trust Account, nor will it apply to any claims under our indemnity of the underwriter of our IPO against certain liabilities, including liabilities under the Securities Act.

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BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the ordinary shares as of [●], 2023, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the ordinary shares, by:

•	each person known by us to be the beneficial owner of more than 5% of our Class A ordinary shares or Class B ordinary shares;

•	each of our executive officers and directors; and

•	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all of our ordinary shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the private placement warrants as these warrants are not exercisable within 60 days of [●], 2023.

The percentages in the following table assume that there are 8,850,483 ordinary shares issued and outstanding, of which 5,600,483 are Class A ordinary shares and 3,250,000 are Class B ordinary shares.

Name and Address of Beneficial Owner(1)	Number of Class A Ordinary Shares Beneficially Owned	Approximate Percentage of Class	Number of Class B Ordinary Shares Beneficially Owned	Approximate Percentage of Class	Approximate Percentage of Ordinary Shares
5% or Greater Shareholders:
LatAmGrowth Sponsor LLC(2)(3)	3,250,000	20.0%	3,250,000	100.0%	20.0%
Directors and Officers:
Gerard Cremoux	—	—	—	—	—
Eduardo Cortina	—	—	—	—	—
Murray Case	—	—	—	—	—
Michael J. McGuinness	—	—	—	—	—
Zain A. Manekia	—	—	—	—	—
Hector Martinez	—	—	—	—	—
Gerardo Mendoza	—	—	—	—	—
Miguel Olea	—	—	—	—	—
Juan Manuel Ordoñez	—	—	—	—	—
Carole Philippe	—	—	—	—	—
Roberto Rittes	—	—	—	—	—
Aron Schwarzkopf	—	—	—	—	—
Julio Serrano	—	—	—	—	—
Adam Wiaktor	—	—	—	—	—
All directors and officers as a group (fourteen individuals)	—	—	—	—	—

*	Less than one percent.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o LatAmGrowth SPAC, Pedregal 24, 8th Floor, Molino del Rey, 11000, Mexico City, Mexico.
(2)	Interests shown consist solely of founder shares, classified as Class B ordinary shares. Such shares will automatically convert into Class A ordinary shares concurrently with or immediately following the consummation of our initial business combination on a one-for-one basis, subject to adjustment.
(3)	LatAmGrowth Sponsor LLC, our sponsor, is the record holder of such shares and is controlled by a board of managers initially consisting of Gerard Cremoux, Eduardo Cortina and Gerardo Mendoza. Each manager of LatAmGrowth Sponsor LLC has one vote, and the approval of two of the three members of the board of managers is required to approve an action of LatAmGrowth Sponsor LLC. Under the so-called “rule of three,” if voting and dispositive decisions regarding an entity’s securities are made by two or more individuals, and a voting and dispositive decision requires the approval of a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities. This is the situation with regard to LatAmGrowth Sponsor LLC. Based upon the foregoing analysis, no individual manager of LatAmGrowth Sponsor LLC exercises voting or dispositive control over any of the securities held by LatAmGrowth Sponsor LLC even those in which he directly holds a pecuniary interest. Accordingly, none of them will be deemed to have or share beneficial ownership of such shares and, for the avoidance of doubt, each expressly disclaims any such beneficial interest to the extent of any pecuniary interest he may have therein, directly or indirectly.

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HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

•	if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at Pedregal 24, 8th Floor, Molino del Rey, 11000, Mexico City, Mexico to inform us of the shareholder’s request; or
•	if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

FUTURE SHAREHOLDER PROPOSALS

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Early Termination is implemented, the Company will dissolve and liquidate and there will be no annual general meeting. If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate a business combination before the Current Termination Date, the Company will dissolve and liquidate and there will be no annual general meeting.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this Proxy Statement, at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact our proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, Connecticut 06902

Shareholders may call toll-free: (800) 662-5200

Banks and Brokerage Firms, please call (203) 658-9400

Email: LATG.info@investor.morrowsodali.com

You may also obtain these documents by requesting them in writing from us by addressing such request to us at Pedregal 24, 8th Floor, Molino del Rey, 11000, Mexico City, Mexico .

If you are a shareholder of the Company and would like to request documents, please do so by [●], 2023 (five business days prior to the date of the Extraordinary General Meeting), in order to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

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ANNEX A

PROPOSED AMENDMENTS TO THE

AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION

LATAMGROWTH SPAC

(the “Company”)

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

FIRST, RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

(a)	amending Article 49.7 by deleting the following introduction of such sub-section:

“In the event that either the Company does not consummate a Business Combination by November 27, 2023 (the “Extended Termination Date”), or by such later time as the Members may approve in accordance with the Articles, the Company shall:”; and

and replacing it with the following:

“In the event that either the Company does not consummate a Business Combination by [●], 2023 (the “Early Termination Date”), or by such later time as the Members may approve in accordance with the Articles, the Company shall:”; and

(b)	amending Article 49.8(a) by deleting the words:

“by the Extended Date”

and replacing them with the words:

“by the Early Termination Date”.

(c)	amending the final phrase in Article 49.8 by deleting the words:

“the Company shall provide the holders of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares.”

and replacing them with the words:

“the Company shall provide the holders of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 to pay dissolution expenses), divided by the number of then outstanding Public Shares.”

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ANNEX B

PROPOSED AMENDMENT TO THE

INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT NO. 2 TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of            , 2023, by and between LatAmGrowth SPAC, a Cayman Islands exempted company (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in that certain Investment Management Trust Agreement, dated January 24, 2022 by and between the parties hereto (as amended to date, the “Trust Agreement”).

WHEREAS, Section 6(c) of the Trust Agreement provides that Section 1(k) of the Trust Agreement may not be modified, amended or deleted without the affirmative vote of holders of sixty-five percent (65%) of the votes cast of the then outstanding ordinary shares of the Company, voting together as a single class;

WHEREAS, the Company obtained the requisite vote of the shareholders of the Company to approve this Amendment; and

WHEREAS, each of the Company and Trustee desire to amend the Trust Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.            Amendment to Section 1(k). Section 1(k) of the Trust Agreement is hereby amended and restated in its entirety as follows:

(k)	Upon written request from the Company, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit D (a “Shareholder Redemption Withdrawal Instruction”), the Trustee shall distribute to the Public Shareholders on behalf of the Company the amount requested by the Company to be used to redeem Ordinary Shares from Public Shareholders properly submitted in connection with a shareholder vote to approve an amendment to the Company’s amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with our initial business combination or to redeem 100% of the Ordinary Shares included in the Units sold in the Offering (the “public shares”) if the Company has not consummated an initial Business Combination within such time as is described in the Company’s amended and restated memorandum and articles of association or (B) with respect to any other material provisions relating to shareholders’ rights or pre- initial Business Combination activity. In connection with such distribution and for purposes of calculating the amount to be distributed by the Trustee to the Public Shareholders, the Company shall be entitled to withdraw up to $100,000 of interest earned on the Property held in the Trust Account to pay the Company’s anticipated dissolution expenses. The written request of the Company referenced above shall constitute presumptive evidence that the Company is entitled to distribute said funds, and the Trustee shall have no responsibility to look beyond said request; and

2.            Amendment to Exhibit D. Exhibit D of the Trust Agreement is hereby amended and restated in its entirety as follows:

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EXHIBIT D

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Mr. Wolf and Ms. Gonzalez

Re:	Trust Account - Shareholder Redemption Withdrawal Instruction

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(k) of the Investment Management Trust Agreement between LatAmGrowth SPAC (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of January 24, 2022 (the “Trust Agreement”), the Company hereby requests that you deliver to the redeeming Public Shareholders of the Company $______of the principal and interest income earned on the Property as of the date hereof to a segregated account held by you on behalf of the Beneficiaries for distribution to the Public Shareholders who have requested redemption of their Ordinary Shares. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

The Company needs such funds to pay its Public Shareholders who have properly elected to have their Ordinary Shares redeemed by the Company in connection with a shareholder vote to approve an amendment to the Company’s amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with our initial business combination or to redeem 100% of its public Ordinary Shares if the Company has not consummated an initial Business Combination within such time as is described in the Company’s amended and restated memorandum and articles of association or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial Business Combination activity. As such, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter.

Pursuant to Section 1(k) of the Trust Agreement, the Company hereby requests that you deliver to the Company $100,000 of the interest income earned on the Property as of the date hereof. The Company needs such funds to pay for dissolution expenses. In accordance with the terms of the Trust Agreement, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the Company’s operating account at:

[WIRE INSTRUCTION INFORMATION]

Very truly yours,

LatAmGrowth SPAC

By:
Name:
Title:

cc:	BofA Securities, Inc.
Banco BTG Pactual S.A.

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3.1.            Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

3.2.            Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

3.3.            Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

3.4.            Counterparts. This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

3.5.            Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

3.6.            Entire Agreement. The Trust Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

[Signature Page to Follow]

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IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first written above.

LatAmGrowth SPAC

By:
Name:
Title:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:
Title:

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PROXY CARD

LATAMGROWTH SPAC

PROXY FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be Held on [●], 2023: This notice of meeting, the accompany proxy statement, proxy card and annual report are available at [web page]. For banks and brokers, the notice of meeting and the accompany proxy statement are available at [web page].

The undersigned hereby appoints Gerard Cremoux or Eduardo Cortina as proxy of the undersigned to attend the Extraordinary General Meeting of Shareholders (the “Extraordinary General Meeting”) of LatAmGrowth SPAC (the “Company”), to be held via teleconference as described in the proxy statement on [●], 2023 at 10:00 a.m. Eastern Time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Extraordinary General Meeting, dated [●], 2023 (the “Notice”), a copy of which has been received by the undersigned, as follows:

PROPOSAL 1. THE ARTICLES AMENDMENT PROPOSAL - TO APPROVE, AS A SPECIAL RESOLUTION, THE AMENDMENT OF THE COMPANY’S AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION (THE “ARTICLES”) TO (i) advance the date by which the Company must consummate a business combination from November 27, 2023 to [●], 2023 and (ii) allow the Company to remove up to $100,000 of interest earned on the amount on deposit in the Trust Account prior to redeeming the Public Shares in connection with the Extraordinary General Meeting in order to pay dissolution expenses of the Company:

For ☐      Against ☐      Abstain ☐

PROPOSAL 2. THE TRUST AMENDMENT PROPOSAL - TO APPROVE, AS A SPECIAL RESOLUTION, THE AMENDMENT OF THE INVESTMENT MANAGEMENT TRUST AGREEMENT DATED JANUARY 24, 2022 BY AND BETWEEN THE COMPANY AND CONTINENTAL STOCK TRANSFER & TRUST COMPANY TO ALLOW THE COMPANY TO REMOVE UP TO $100,000 OF INTEREST EARNED ON THE AMOUNT ON DEPOSIT IN THE TRUST ACCOUNT ESTABLISHED BY THE TRUST AGREEMENT PRIOR TO REDEEMING THE PUBLIC SHARES IN CONNECTION WITH THE EXTRAORDINARY GENERAL MEETING IN ORDER TO PAY DISSOLUTION EXPENSES OF THE COMPANY:

For ☐      Against ☐      Abstain ☐

PROPOSAL 3. THE ADJOURNMENT PROPOSAL — TO APPROVE, AS AN ORDINARY RESOLUTION, THE ADJOURNMENT OF THE EXTRAORDINARY GENERAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IF, BASED UPON THE TABULATED VOTE AT THE TIME OF THE EXTRAORDINARY GENERAL MEETING, THERE ARE INSUFFICIENT CLASS A ORDINARY SHARES AND CLASS B ORDINARY SHARES OF THE COMPANY (REPRESENTED EITHER IN PERSON OR BY PROXY) TO APPROVE THE FOREGOING PROPOSALS.

For ☐      Against ☐      Abstain ☐

NOTE: IN THEIR DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

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Dated:

Signature of Shareholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Signature should agree with name printed hereon. If a share is held in the name of more than one person, the vote of the senior holder who tenders a vote shall be accepted to the exclusion of the votes of the other joint holders, and seniority shall be determined by the order in which the names of the holders stand in the Register of Members of the Company. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE COMPLETE THE FOLLOWING:

I plan to participate in the Extraordinary General Meeting by virtual attendance (Circle one): Yes No Number of attendees:

PLEASE NOTE:

SHAREHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE EXTRAORDINARY GENERAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.

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